TAXATION	12 Months Ended
Dec. 31, 2017
TAXATION
TAXATION

15.  TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries incorporated in Hong Kong are subject to Hong Kong Profits Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Taiwan

The Company’s consolidated entities registered in Taiwan are subject to Taiwan Enterprise Income Tax on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. The applicable tax rate is 17% in Taiwan.

The PRC

The Company’s subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.

The PRC CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments are granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a High and New Technology Enterprise (“HNTE”). In 2017, Ctrip Computer Technology, Ctrip Travel Information and Ctrip Travel Network reapplied for their qualification as HNTE, which were approved by the relevant government authority. Thus, these subsidiaries are entitled to a preferential EIT rate of 15% from 2017 to 2020. Qunar Software and Qunar Beijing are also entitled a preferential EIT rate of 15% from 2015 to 2018.

In 2002, the State Taxation of Administration (“SAT”) started to implement preferential tax policy in China’s western regions, and companies located in applicable jurisdictions covered by the Western Regions Catalogue are eligible to apply for a preferential income tax rate of 15% if their businesses fall within the “encouraged” category of the policy. Over the years since 2012, Chengdu Ctrip and Chengdu Ctrip International obtained approval from local tax authorities to apply the 15% tax rate for their annual tax filing subject to periodic renewals. After the initial effective period expired in 2014, the two entities were approved by the relevant government authority to renew this qualification, which will expire in 2020. In 2013, Chengdu Information obtained approval from local tax authorities to apply the 15% tax rate for its 2012 tax filing and for the years from 2013 to 2020.

Pursuant to the PRC CIT Law, all foreign invested enterprises in the PRC are subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to indefinitely reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.

Income/(loss) from domestic and foreign components before income tax expenses

	2015	2016	2017
	RMB	RMB	RMB
Domestic	1,873,383,988	2,207,474,278	5,834,384,007
Foreign	1,131,979,994	(3,967,579,279)	(2,327,889,321)

Total	3,005,363,982	(1,760,105,001)	3,506,494,686

The loss from foreign components mainly includes the share based compensation charge, impairment for investments, foreign exchange gain/(loss) and interest income/(loss) incurred in its overseas companies.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of income for the years ended December 31, 2015, 2016 and 2017 were as follows:

	2015	2016	2017
	RMB	RMB	RMB
Current income tax expense	383,723,730	454,533,605	1,452,424,600
Deferred tax expense/(benefit)	86,464,693	23,475,428	(171,901,260)

Income tax expense	470,188,423	478,009,033	1,280,523,340

Income tax expense was RMB1.3 billion (US$197 million) in the year ended December 31, 2017, increase from RMB478 million in the year ended 2016. The effective income tax rate in year ended December 31, 2017 was 37%, as compared to -27% in the year ended 2016, mainly due to profitability changes in our subsidiaries with different tax rates and the decrease of non-deductible share-based compensation expenses in 2017.

Reconciliation of the differences between statutory tax rate and the effective tax rate

The reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31, 2015, 2016 and 2017 were as follows:

	2015	2016	2017
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to subsidiaries with preferential tax rates	(5)%	8%	6%
Gain on deconsolidation of a subsidiary with a withholding tax rate of 10% versus the statutory CIT rate	(11)%	—	—
Non-deductible expenses and non-taxable income incurred	6%	(50)%	4%
Change in valuation allowance	1%	(10)%	2%

Effective CIT rate	16%	(27)%	37%

The change in the Group’s effective tax rates from year over year is primarily attributable to the tax differential from certain subsidiaries with preferential tax rates as well as the non-deductible expenses.

The non-deductible expenses are primarily attributable to the share based compensation charge of RMB643 million, RMB3.6 billion and RMB1.8 billion for the year ended December 31, 2015, 2016 and 2017, respectively, which was not deductible according to the PRC tax laws. For the years ended December 31, 2015, 2016 and 2017, such non-deductible expense increased the income tax in the amount of RMB161 million, RMB890 million and RMB458 million, respectively by using enacted tax rate of 25%, which led to the increase of effective tax rate of 5%, -51% and 13% respectively. The remaining impact from the non-deductible expenses comes from the other expenses incurred on the Company level which is also not subject to income tax.

The provisions for income taxes for the years ended December 31, 2015, 2016 and 2017 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain subsidiaries and VIEs of the Company as well as the gain on deconsolidation of a subsidiary which was subject to a lower withholding tax rate of 10%. The following table sets forth the effect of preferential tax on China operations:

	2015	2016	2017
	RMB	RMB	RMB
Tax holiday effect	162,896,542	177,799,057	345,292,589
Basic net income per ADS effect	1.08	0.38	0.65
Diluted net income per ADS effect	0.86	0.38	0.60

For the years ended December 31, 2015, 2016 and 2017, the impacts on effective tax rates from the Company’s major subsidiaries with preferential tax rates are as follows:

	Impact on the effective tax rates
		2015	2016	2017
Ctrip Computer Technology (Shanghai) Co., Ltd.	15%	(1.4)%	4.2%	(1.6)%
Ctrip Travel Information Technology (Shanghai) Co., Ltd.	15%	(0.4)%	1.9%	(1.6)%
Ctrip Travel Network Technology (Shanghai) Co., Ltd.	15%	(3.0)%	7.4%	(1.6)%
Chengdu Information Technology Co., Ltd.	15%	(0.6)%	1.4%	(2.1)%
The Company and its subsidiaries in Hong Kong and	16.5%,
Cayman	0%	(0.3)%	0.8%	15.4%
Qunar and subsidiaries	15%	—	(5.9)%	(1.0)%
Others	16.5%, 15%, 0%	0.40%	(1.6)%	(1.1)%
Total		(5.3)%	8.2%	6.4%

Significant components of deferred tax assets and liabilities:

	2016	2017
	RMB	RMB
Accrued expenses	149,205,615	331,524,551
Loss carry forward	159,747,175	150,575,892
Accrued liability for customer reward related programs	122,635,196	99,188,976
Accrued staff salary	55,228,349	4,018,972
Others	38,782,032	73,875,163
Less: Valuation allowance of deferred tax assets	(150,286,773)	(197,214,279)

Total deferred tax assets	375,311,594	461,969,275

Deferred tax liabilities:
Recognition of intangible assets arise from business combinations and unrealized holding gain	(3,607,882,808)	(3,847,440,251)

Net deferred tax assets/(liabilities)	(3,232,571,214)	(3,385,470,976)

Movement of valuation allowances:

	2015	2016	2017
	RMB	RMB	RMB
Balance at beginning of year	183,449,500	31,489,450	150,286,773
Current year additions	31,590,648	118,797,323	46,927,506
Deconsolidation of Tujia	(183,550,698)	—	—

Balance at end of year	31,489,450	150,286,773	197,214,279

As of December 31, 2016 and 2017, valuation allowance of RMB150 million and RMB197 million was mainly provided for operating loss carry forwards related to certain subsidiaries based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.

As of December 31, 2017, the Group had net operating tax loss carry forwards amounted to RMB662 million which will expire from 2018 to 2021 if not used.

As of December 31, 2016 and 2017, the unrecognized tax benefit and accrual is nil.

Qunar, one of the Company’s subsidiaries acts as an agent for its air travel facilitating services including aviation insurance policies (the “Aviation Insurance Arrangements”), presents revenues from such transactions on a net basis. Under the current PRC CIT Laws and regulations, Qunar’s existing business arrangement more likely than not will subject Qunar to income taxes on a gross basis for the Aviation Insurance Arrangements. The difference between the net revenue and the gross revenue is considered as deemed revenue for additional income taxes. The associated income tax expense is calculated by applying the applicable tax rate to the deemed revenue amount and includes the late payment interest based on the applicable tax rules. Such liabilities primarily represent the tax provision made with respect to the deemed revenue from these transactions. It is possible that the amount accrued will change in the next 12 months, however, an estimate of the range of the possible change cannot be made at this time.